                                                                     Exhibit 3.1


For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                             1294608

        Ministry of            Ministere de
[LOGO]  Consumer and           la Consommation
        Commercial Relations   et du Commerce

CERTIFICATE                    CERTIFICAT

This is to certify that these  Ceci certifie que les presents
articles are effective on      status entrant en vigueur le

                       MAY 7 MAI, 1998
-------------------------------------------------------------
                           (Signed)
                     Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

                                                       TRANS     Line                Corp      Method
                                                       CODE      No.       Stat      Type      Incorp.

                                                         A        0          0         A          3
                                                         18       20         28        29         30

                                                                 Notice
                                                       Share     Req'd             Jurisdiction

                                                         S        N                  ONTARIO
                                                         31       32          33                 47



                           ARTICLES OF INCORPORATION
                              STATUTS CONSTITUTIFS

                        Form 1 Business Corporations Act
                   Formule 1 Loi sur les societes par actions

1.   The name of the corporation is:

     Denomination sociale de la societe:

     DELANO TECHNOLOGY CORPORATION

2.   The address of the registered office is:

     Adresse du siege social:

                         40 Sheppard Avenue West, Suite 206
     ---------------------------------------------------------------------------
      (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                 (Rue et numero ou numero de la R.R. et, s'il s'agit
                      d'un edifice a bureaux, numero de bureau)

                        Toronto, Ontario                              M2N 6K9
     ---------------------------------------------------------------------------
              (Name of Municipality or Post Office)                (Postal Code)
         (Nom de la municipalite ou du bureau de poste)            (Code postal)

3.   Number (or minimum and maximum number) of directors is:

     Nombre (ou nombres minimal et maximal) d'adminstrateurs:

     A minimum of one (1) and a maximum of ten (10).

4.   The first director(s) is/are:

     Premier(s) administrateur(s):

     First name, initials and surname       Residence address giving Street &      Resident Canadian State
                                            No. or R.R. No., Municipality and      Yes or No
                                            Postal Code
     Prenom, initials et nom de famille     Adresse personnelle, y compris la      Resident canadien
                                            rue et le numero, le numero de la      Oui/Non
                                            R.R., le nom de la municipalite et
                                            le code postal

     Bahman Koohestani                      16 Portsmith Road                      Yes
                                            Toronto, ON M2L 2W8

     Dennis Bennie                          52 Owen Blvd.                          Yes
                                            Toronto, ON M2P 1E9

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

     Limites, s'il y a lieu, imposees aux activites commerciales ou aux pouvoirs de la societe:

     None


6. The classes and any maximum number of shares that the corporation is authorized to issue.

     Categories et nombre maximal, s'il y a lieu, d'actions que la societe est autorisee a emettre:

     An unlimited number of Common Shares.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

     Droits, privileges, restrictions et conditions, s'il y a lieu, rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categorie d'actions qui peut etre emise en serie:

     N/A

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

     L'emission, le transfert ou la propriete d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

     The shares of the Corporation shall not be transferred without the approval of the board of directors of the Corporation to be evidenced by a resolution of the board.

9.   Other provisions (if any) are:

     Autres dispositions, s'il y a lieu:

1. The number of shareholders of the Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2. Any invitation to the public to subscribe for shares or other securities of the Corporation shall be prohibited.

10.  The names and addresses of the incorporators are:

     Nom et adresse des fondateurs:

     First name, initials and surname or    Full residence address or address
     corporate name                         of registered office or of principal
                                            place of business giving street &
                                            No. or R.R. No., municipality and
                                            postal code
     Prenom, initiale et nom de famile ou   Adresse personnelle au complet,
     denomination sociale                   adresse du siege social ou adresse
                                            de l'etablissement principal, y
                                            compris la rue et le numero ou le
                                            numero de la R.R., le nom de la
                                            municipalite et le code postal

     Bahman Koohestani                      16 Portsmith Road
                                            Toronto, ON M2L 2W8

     Dennis Bennie                          52 Owen Blvd.
                                            Toronto, ON M2P 1E9

     These articles are signed in duplicate.

     Les presents status sont signes en double exemplaire.



     ---------------------------------------------------------------------------
                             Signatures of incorporators
                             (Signatures des fondateurs)


     (Signed)                               (Signed)
     ----------------------------------     ------------------------------------
     Bahman Koohestani                      Dennis Bennie

For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                             1294608

        Ministry of            Ministere de
[LOGO]  Consumer and           la Consommation
        Commercial Relations   et du Commerce

CERTIFICATE                    CERTIFICAT

This is to certify that these  Ceci certifie que las presents
articles are effective on      status entrant en vigueur le

                    JULY 15  JUILLET, 1998
-------------------------------------------------------------
                           (Signed)
                     Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

                                                                     TRANS
                                                                     CODE

                                                                       C
                                                                       18

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

                        Form 3 Business Corporations Act
                    Formule numero 3 Loi sur les compagnies

1.   The present name of the corporation is:

     Denomination sociale actuelle de la compagnie:

     DELANO TECHNOLOGY CORPORATION

2.   The name of the corporation is changed to (if applicable):

     Nouvelle denomination sociale de la compagnie (s'il y a lieu):

     N/A

3.   Date of incorporation/amalgamation:

     Date de la constitution ou de la fusion:

                                     7 May 1998
     ---------------------------------------------------------------------------
                                 (Day, Month, Year)
                                 (jour, mois, annee)

4.   The articles of the corporation are amended as follows:

     Les statuts de la compagnie sont modifies de la facon suivante:

     (a)  to create an unlimited number of Class A Preferred Shares;

     (b) to provide that the existing Common Shares and the Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions as set out in the attached Schedule A.

                                                                              1A





                          DELANO TECHNOLOGY CORPORATION

                             ARTICLES OF AMENDMENT

                                   SCHEDULE A


COMMON SHARES

1.   VOTING RIGHTS

Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of holders of Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by such holder.

2.   DIVIDENDS

The Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Board of Directors of the Corporation.

3.   LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any liquidation, dissolution on winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, the assets and funds of the Corporation available for distribution to shareholders shall be distributed among the holders of the Common Shares and the Class A Preferred Shares and any other class or series of shares entitled to participate in a liquidation distribution with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Class A Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

CLASS A PREFERRED SHARES

1.   DIVIDENDS

The holders of outstanding Class A Preferred Shares shall be entitled to receive, in any fiscal year, annually or when otherwise as declared by the Board of Directors and to the extent permitted under the Business Corporations Act (Ontario), dividends in cash at the rate of $0.03 per share per annum plus an amount per share equal to 8% per annum of the accrued and unpaid dividends thereon (providing for an 8% cumulative compounding return), which shall accrue as provided herein, before

                                                                              1B

any dividend is paid on the Common Shares. Such dividends shall accrue on outstanding Class A Preferred Shares cumulatively, commencing on the date of the original issuance thereof, on a daily basis. Except to the extent otherwise permitted by these Articles, dividends or distributions may be declared and paid upon Common Shares in any fiscal year of the Corporation only if all accrued dividends shall have been paid on all Class A Preferred Shares in accordance with this section. If, after payment of such dividends to holders of the Class A Preferred Shares, dividends are paid to holders of Common Shares, the holders of outstanding Class A Preferred Shares shall be entitled to receive, out of any assets at the time legally available therefor, additional dividends per share equal to the per share dividends paid to holders of Common Shares (treating each Class A Preferred Share as being equal to the number of Common Shares into which each such Class A Preferred Share could be converted pursuant to Section 4 (Conversion) hereof, with such number determined as of the record date for the determination of holders of Common Shares entitled to receive such dividend).

2.   LIQUIDATION, DISSOLUTION OR WINDING-UP

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Shares, by reason of their ownership thereof, the Class A Redemption Price (as defined in paragraph 5(c) below) for each Class A Preferred Share then held by such holders. If the amount available for such distribution is insufficient to pay the Class A Redemption Price on all outstanding Class A Preferred Shares, the assets available for distribution shall be distributed among the holders of the Class A Preferred Shares pro rata in accordance with the total number of Class A Preferred Shares held by such holders.

     (b) After the payment of all preferential amounts required to be paid to the holders of the Class A Preferred Shares and any other class or series of shares of the Corporation ranking on liquidation on a parity with the Class A Preferred Shares, upon the liquidation, dissolution or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its shareholders shall be distributed among the holders of the Class A Preferred Shares and the Common Shares and any other class or series of shares entitled to participate in liquidation distributions with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Class A Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

     (c) The amalgamation, merger or consolidation of the Corporation into or with another corporation (where the shareholders of the Corporation are not the majority shareholders of the merged entity), or the sale of all or substantially all the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2 unless the prior written consent to such

                                                                              1C

          transaction is obtained from the holders of at least two-thirds of the outstanding Class A Preferred Shares.

     (d) In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of Class A Preferred Shares, the cash amount deemed distributed to such holders shall be the cash value of the property, rights or securities distributed to such holders by the Corporation or the acquiring corporation. If the non-cash consideration is publicly traded shares, then the cash value for such consideration shall be the simple average of the closing price (or closing bid price during) in the ten trading days preceding announcement of the distribution. The Board of Directors shall first determine the value of such property, rights or other securities for such purpose, and shall notify all holders of Class A Preferred Shares of such determination. The value of such property, rights or other securities for purposes of the distribution under this paragraph 2(d) shall be the value as determined by the Board of Directors in good faith, unless the holders of a majority of the outstanding Class A Preferred Shares shall object thereto in writing within 15 days after receiving written notice of such value. In the event of such objection, the valuation of such property, rights or other securities for purposes of such distribution shall be determined by an arbitrator selected by the objecting shareholders and the Board of Directors, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the objecting shareholders in accordance with the previous sentence, the valuation of such property, rights or other securities shall be determined by arbitration in which
          (i) the objecting shareholders shall name one arbitrator, (ii) the Board of Directors shall name a second arbitrator, (iii) the two arbitrators thus selected shall select a third arbitrator, and (iv) the three arbitrators thus selected shall determine the valuation of such property, rights or other securities within 15 days for purposes of such distribution or as soon as practicable thereafter by majority vote. The costs of such arbitration shall be borne by the Corporation or by the holders of the Class A Preferred Shares (on a pro rata basis out of the property, rights or other securities otherwise distributable to them) as follows: (A) if the valuation as determined by the arbitrators is equal to or exceeds the valuation as determined by the Board of Directors, the holders of the Class A Preferred Shares shall pay the costs of the arbitration, and (B) otherwise, the Corporation shall bear the costs of the arbitration.

3.   VOTING RIGHTS

Except as otherwise provided herein and except as otherwise required by law, on all matters submitted to a vote of holders of Common Shares, a holder of Class A Preferred Shares shall be entitled to the number of votes which is equal to the number of Common Shares into which such Class A Preferred Shares are then convertible pursuant to Section 4 (Conversion) hereof, and in all ways shall have voting rights and powers equal to the voting rights and powers of the Common Shares, including the right to notice of any shareholders' meeting in accordance given to the holders of Common Shares. Except as otherwise required by law, the Class A Preferred Shares and Common

                                                                              1D

Shares vote together as a single class. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all Common Shares into which Class A Preferred Shares held by each holder could then be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

4.   CONVERSION

The holders of Class A Preferred Shares shall have the following conversion rights (the "Conversion Rights"):

     (a)  RIGHT TO CONVERT.

          (i) OPTIONAL CONVERSION. Each Class A Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into such number of fully paid and non-assessable Common Shares as determined by dividing $0.375 by the Conversion Price (as defined below), in effect at the time of conversion. The price at which Common Shares shall be deliverable upon conversion (the "Conversion Price") shall initially be $0.375. Such Conversion Price shall be subject to adjustment as hereinafter provided.

          (ii) AUTOMATIC CONVERSION. Each Class A Preferred Share shall be converted automatically into Common Shares at the then effective Conversion Price immediately prior to (A) the completion of a Canadian public offering of Common Shares pursuant to a prospectus or a sale of Common Shares in a public offering registered under the U.S. Securities Act of 1933, as amended, (or the applicable law of such other jurisdiction in which the Corporation goes public) that results in aggregate net proceeds to the Corporation (defined as aggregate sales price to the public, less expenses and underwriters' discounts) of at least twenty million dollars ($20,000,000) at a price per share which is based on a pre-offering valuation of the Corporation of not less than thirty million dollars ($30,000,000) (a "Qualified Public Offering"); or (B) the Corporation acquiring all or substantially all of the assets of any other person or business entity or entering into any consolidation, merger, or other business combination, or transferring all or substantially all of the Corporation's business or assets to any partnership, joint venture or other similar jointly owned business venture, with any other corporation or business entity, or effecting a liquidation, winding up, reorganization or sale or other disposition of the Corporation or of all or substantially all of the assets of the Corporation in a transaction that in any such event either (x) provides the holders of the Class A Preferred Shares with cash proceeds, or securities of a class of shares that is traded on the Toronto Stock Exchange, NASDAQ National Market system or the NYSE or AMEX exchanges (or any other recognized exchange or trading system of approximately equivalent stature) or some combination thereof equal to at least $2.25 per Class A Preferred Share, less the amount

                                                                              1E

               of any dividends actually paid by the Corporation per share to the holder of Class A Preferred Shares (if such transaction closes on or prior to July 31, 2002), or $2.625 per Class A Preferred Shares less the amount of any dividends actually paid by the Corporation per share to the holder of Class A Preferred Shares (if such transaction closes after July 31, 2002 but on or prior to July 31, 2003) or (y) the holders of at least 50% of the aggregate number of outstanding Class A Preferred Shares approve in writing both the proposed transaction and the conversion of Class A Preferred Shares to Common Shares. The Corporation shall not pay dividends (regardless of whether such dividends have been accrued or declared) on any Class A Preferred Shares that are automatically converted pursuant to this subsection (ii) above in addition to any dividends that were actually paid to holders of Class A Preferred Shares prior to the automatic conversion.

     (b) MECHANICS OF CONVERSION. Except on an automatic conversion under subparagraph 4(a)(ii) above, before any holder of Class A Preferred Shares shall be entitled to convert the same into Common Shares, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for Common Shares to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to such holder's nominee or nominees, a certificate or certificates for the number of Common Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Class A Preferred Shares to be converted, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. If a holder tenders Class A Preferred Shares for conversion in connection with any automatic conversion event described in subparagraph 4(a)(ii) above the conversion may, at the option of the holder tendering Class A Preferred Shares for conversion, be conditioned upon the closing of the relevant transaction, in which event the person(s) entitled to receive the Common Shares issuable upon such conversion of the Class A Preferred Shares shall not be deemed to have converted such Class A Preferred Shares until immediately prior to the closing of such transaction.

     (c)  ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

          (i) SPECIAL DEFINITIONS. For purposes of this paragraph 4(c), the following definitions shall apply:

               (A) "Additional Common Shares" shall mean all Common Shares issued (or, pursuant to subparagraph 4(c)(iii), deemed to be issued) by the

                                                                              1F

                    Corporation after the Original Issue Date, other than Common Shares issued or issuable:

                    (1)  upon conversion of Class A Preferred Shares;

                    (2) to officers, directors or employees of, or consultants to, the Corporation, in accordance with a plan approved by the Board of Directors ("Permitted Employee Shares"), subject to adjustment for all reclassifications, subdivisions, combinations or similar recapitalizations of Common Shares;

                    (3) as a dividend or distribution on Class A Preferred Shares; and

                    (4) by way of dividend or other distribution on Common Shares which were, when issued, excluded from the definition of Additional Common Shares by the foregoing clauses (1), (2) and (3) or this clause (4).

               (B) "Convertible Securities" shall mean any evidence of indebtedness, and shares (other than Common Shares) or other securities convertible into or exchangeable for Common Shares, including the Class A Preferred Shares.

               (C) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Shares or Convertible Securities.

               (D) "Original Issue Date" shall mean the date on which a Class A Preferred Share was first issued.

          (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the Conversion Price of Class A Preferred Shares shall be made in respect of the issuance of Additional Common Shares unless the Net Cash Consideration (as defined below) per share for an Additional Common Share issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to such issue for such Class A Preferred Shares. The "Net Cash Consideration" shall mean the cash value of the consideration received by the Corporation (determined pursuant to subparagraph 4(c)(v)) less any commissions payable to third parties with respect to the transaction in which the cash consideration is received.

          (iii) DEEMED ISSUE OF ADDITIONAL COMMON SHARES.

                                                                              1G

               (A) OPTIONS AND CONVERTIBLE SECURITIES. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum aggregate number (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) of Common Shares issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. Notwithstanding the foregoing, Additional Common Shares shall not be deemed to have been issued unless the Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share (determined pursuant to subparagraph 4(c)(v) hereof) of such Additional Common Shares would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Common Shares are deemed to be issued:

                    (1) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Shares pursuant to the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of Common Shares issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (3) upon the expiration or termination of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the

                                                                              1H


                    occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration or termination, be recomputed as if:

                    A. in the case of Convertible Securities or Options for Common Shares, the only Additional Common Shares issued were the Common Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities, whether or not actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                    B. in the case of Options for Convertible Securities, only Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such options, and the consideration received by the Corporation for the Additional Common Shares deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

               (4) for greater certainty, no adjustment pursuant to either clause B. or C. above shall have the effect of increasing the Conversion Price which shall continue to be, for the purposes of any recalculation of the number of Additional Common Shares deemed to be issued, the Conversion Price in effect immediately prior to the initial deemed issuance of such Additional Common Shares.

          (B) SHARE DIVIDENDS AND SUBDIVISIONS. If the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision of the outstanding shares of Common Shares into

                                                                              1I


               a greater number of shares of Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares), then, and in any such event, Additional Common Shares shall be deemed to have been issued:

               (1) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

               (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

(iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL COMMON SHARES.

If the Corporation shall issue Additional Common Shares (including Additional Common Shares deemed to be issued pursuant to subparagraph 4(c)(iii)) for a Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share less than the Conversion Price on the date of and immediately prior to such issuance, then, and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue, (2) any Permitted Employee Shares which have not been issued immediately prior to such issue, but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue and (3) the number of Common Shares which the aggregate consideration received by the Corporation for the total number of Additional Common Shares so issued would purchase at the Conversion Price; and the denominator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue,
(2) any Permitted Employee Shares which have not been issued immediately prior to such issue but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue, and (3) the number of such Additional Common Shares so issued; provided that, for the purposes of this subparagraph 4(c)(iv), all Common Shares issuable upon conversion of outstanding Class A Preferred Shares and Convertible Securities and upon the exercise of Options (including the conversion into Common Shares of Convertible Securities issuable upon the exercise of such Options) and all Additional Shares previously deemed issued pursuant to subparagraph 4(c)(iii) (adjusted pursuant to subparagraph 4(c)(iii)(3), if applicable) shall be deemed to be outstanding.

                                                                              1J


(v) DETERMINATION OF CONSIDERATION. For purposes of this paragraph 4(c), the consideration received by the Corporation for the issue of any Additional Common Shares shall be computed as follows:

     (A)  CASH AND PROPERTY: Such consideration shall:

          (1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

          (2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors (and if the non-cash consideration is public traded company shares, then the price shall be the simple average of the closing price (or closing bid price) in the ten trading days preceding the issue or deemed issue of the Additional Common Shares); and

          (3) if Additional Common Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received in respect of the Additional Common Shares, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

     (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Common Shares deemed to have been issued pursuant to subparagraph 4(c)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing:

          (1) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

          (2) the maximum number of shares of Common Shares (as set forth in the instruments relating thereto, without regard to any

                                                                              1K

               provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (C) SHARE DIVIDENDS AND SHARE SUBDIVISIONS. Any Additional Common Shares deemed to have been issued pursuant to subparagraph 4(c)(iii)(B), relating to share dividends and share subdivisions, shall be deemed to have been issued for no consideration.

     (vi) ADJUSTMENTS FOR COMBINATIONS OR CONSOLIDATION OF COMMON SHARES. If the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

    (vii) ADJUSTMENT FOR MERGERS OR REORGANIZATION, ETC. In case of any amalgamation, consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation (which is not, in any such case, deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 2(c)) , each Class A Preferred Share shall thereafter, at the option of the holder, be convertible into the number of shares or other securities or property to which a holder of Common Shares deliverable upon conversion of such Class A Preferred Shares would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class A Preferred Shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall hereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Class A Preferred Shares.

(d) NO IMPAIRMENT. The Board of Directors of the Corporation will at all times in good faith assist in the carrying out of all the provisions of this
     Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Shares against impairment.

(e) CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation, at its expense, promptly shall compute such adjustment or readjustment in accordance

                                                                              1L

     with the terms hereof and, upon written request of any holder of Class A Preferred Shares, shall cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to each holder of Class A Preferred Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class A Preferred Shares, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price in effect at the time, and (iii) the number of Common Shares and the amount, if any, of other property which at the time would be received upon the conversion of Class A Preferred Shares.

(f) TAXES. The Corporation shall pay any and all issue taxes that may be payable solely in respect of any issue or delivery of shares of Common Shares on conversion of Class A Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(g) RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the shares of the Class A Preferred Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class A Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Class A Preferred Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

(h) FRACTIONAL SHARES. No fractional share shall be issued upon the conversion of any Class A Preferred Shares. All Common Shares (including fractions thereof ) issuable upon conversion of more than one Class A Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a Common Share, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

5.   REDEMPTION

The Class A Preferred Shares may not be redeemed by the Corporation at any time, but the holders may require the Corporation to redeem the Class A Preferred Shares in the following circumstances:

                                                                              1M


(a) OPTIONAL REDEMPTION AFTER JULY 31, 2002. Each holder of Class A Preferred Shares may require the Corporation to redeem, (i) after July 31, 2002, up to fifty percent (50%) of the outstanding Class A Preferred Shares then held by such holder, and (ii) after July 31, 2003, all or any portion of the outstanding Class A Preferred Shares then held by such holder. At least 60 days prior to any redemption of Class A Preferred Shares, each holder of Class A Preferred Shares electing to redeem its Class A Preferred Shares in accordance with this paragraph 5(a) shall give written notice to the Corporation specifying the number of Class A Preferred Shares such holder desires the Corporation to redeem and the date of such redemption (hereinafter referred to as a "Class A Redemption Date").

(b) OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. Each holder of Class A Preferred Shares may require the Corporation to redeem all, but not less than all, of the outstanding Class A Preferred Shares then held by such holder, upon a Change in Control. A "Change in Control" for purposes of this paragraph 5(b) shall mean any issuance of voting securities by the Corporation or transfer of voting securities by the holder(s) thereof (or combination thereof) to any person or persons acting in concert or a group of affiliated persons, which issuance and/or transfer results in such person or persons or group holding in the aggregate voting securities having the power to cast 50% or more of the votes on any matters submitted from time to time to holders of voting securities of the Corporation or which otherwise provides such persons with the ability to elect a majority of the Board of Directors. Notice of such issuance and/or transfer (the "Control Notice") shall be given to the holders of Class A Preferred Shares by the Corporation within 10 days of the earlier of the Corporation's making such issuance and/or being informed of such transfer. Within 60 days of receiving the Control Notice, each holder of Class A Preferred Shares electing to redeem all of such holder's Class A Preferred Shares in accordance with this paragraph 5(b) shall give written notice to the Corporation specifying the number of Class A Preferred Shares held by such holder and the date of such redemption (also, a "Class A Redemption Date").

(c) REDEMPTION PRICE AND PAYMENT. The Class A Preferred Shares to be redeemed on any Class A Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount) equal to $0.375 plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the "Class A Redemption Price").

(d) REDEMPTION MECHANICS. Upon receipt of payment by each holder of Class A Preferred Shares electing to redeem pursuant to paragraphs 5(a) or 5(b) above of the Class A Redemption Price, all rights of holders of such redeemed shares shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of Class A Preferred Shares on any Class A Redemption Date are insufficient to redeem the

                                                                              1N

     total number of outstanding Class A Preferred Shares as to which redemption is requested, the holders of Class A Preferred Shares requesting redemption shall share rateably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by such holders as to which redemption is requested if all such outstanding shares were redeemed in full. The Class A Preferred Shares not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Class A Preferred Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares as to which redemption had been requested, or such portion thereof for which funds are then legally available, on the basis set forth above, regardless of whether any last date for giving notice pursuant to paragraphs 5(a) or 5(b), as the case may be, has passed.

(e) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any Class A Preferred Shares redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled.

6.   CURRENCY

All references herein to dollar amounts are references to Canadian dollars.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement a l'article 168 et, s'il y a lieu, a article 170 de la Loi sur les compagnies.



6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les administrateurs (le cas echeant) de la compagnie ont approuve la reesolution autorisant la modification

                                    15 July 1998
     ---------------------------------------------------------------------------
                                 (Day, Month, Year)
                                 (jour, mois, annee)


     These articles are signed in duplicate.

     Les presents status sont signes en double exemplaire.


                            DELANO TECHNOLOGY CORPORATION
     ---------------------------------------------------------------------------
                                (Name of Corporation)
                        (Denomination social de la compagnie)


     By/Par:           (Signed)                          Secretary
     ---------------------------------------------------------------------------
                      (Signature)                 (Description of Office)
                      (Signature)                       (Fonction)

For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                             1294608

        Ministry of            Ministere de
[LOGO]  Consumer and           la Consommation
        Commercial Relations   et du Commerce

CERTIFICATE                    CERTIFICAT

This is to certify that these  Ceci certifie que las presents
articles are effective on      status entrant en vigueur le

                  JANUARY 27  JANVIER, 1999
-------------------------------------------------------------
                           (Signed)
                     Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

                                                                     TRANS
                                                                     CODE

                                                                       C
                                                                       18

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

                        Form 3 Business Corporations Act
                    Formule numero 3 Loi sur les compagnies

1.   The present name of the corporation is:

     Denomination sociale actuelle de la compagnie:

     DELANO TECHNOLOGY CORPORATION

2.   The name of the corporation is changed to (if applicable):

     Nouvelle denomination sociale de la compagnie (s'il y a lieu):

     N/A

3.   Date of incorporation/amalgamation:

     Date de la constitution ou de la fusion:

                                     7 May 1998
     ---------------------------------------------------------------------------
                                 (Day, Month, Year)
                                 (jour, mois, annee)

4.   The articles of the corporation are amended as follows:

     Les statuts de la compagnie sont modifies de la facon suivante:

     (a)  to create an unlimited number of Class B Preferred Shares;

     (b) to provide that the rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares shall be as set out in Schedule A attached hereto.

                                                                              1A

                          DELANO TECHNOLOGY CORPORATION


                                   SCHEDULE A


COMMON SHARES

1.   VOTING RIGHTS

Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of holders of Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by such holder.

2.   DIVIDENDS

The Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Board of Directors of the Corporation.

3.   LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, the assets and funds of the Corporation available for distribution to shareholders shall be distributed among the holders of the Common Shares, the holders of the Class A Preferred Shares and the holders of the Class B Preferred Shares, and any other class or series of shares entitled to participate in a liquidation distribution with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Class A Preferred Shares and Class B Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

PREFERRED SHARES

1.   DIVIDENDS ON PREFERRED SHARES

The Class A Preferred Shares and the Class B Preferred Shares (collectively, the "Preferred Shares") shall participate equally with respect to dividends and for greater certainty, all dividends which the directors may declare in any fiscal year of the Corporation on the Class A Preferred Shares and the Class B Preferred Shares shall be declared and paid in equal or equivalent amounts per share on the

                                                                              1B


Class A Preferred Shares and the Class B Preferred Shares at the time outstanding without preference or priority.

Holders of outstanding Class A Preferred Shares shall be entitled to receive, in any fiscal year, annually or when otherwise as declared by the Board of Directors of the Corporation and to the extent permitted under the Business Corporations Act (Ontario), dividends in cash at the rate of $0.03 per share per annum plus an amount per share equal to 8% per annum of the accrued and unpaid dividends thereon (providing for an 8% cumulative compounding return), which shall accrue as provided herein, before any dividend is paid on the Common Shares. Such dividends shall accrue on outstanding Class A Preferred Shares cumulatively, commencing on the date of the original issuance thereof, on a daily basis. Except to the extent otherwise permitted by these Articles, dividends or distributions may be declared and paid upon Common Shares in any fiscal year of the Corporation only if all accrued dividends shall have been paid on all Class A Preferred Shares in accordance with this section. If, after payment of such dividends to holders of the Preferred Shares, dividends are paid to holders of Common Shares, the holders of outstanding Preferred Shares shall be entitled to receive, out of any assets at the time legally available therefor, additional dividends per share equal to the per share dividends paid to holders of Common Shares (treating each Preferred Share as being equal to the number of Common Shares into which each such Preferred Share could be converted pursuant to Section 4 (Conversion) hereof, with such number determined as of the record date for the determination of holders of Common Shares entitled to receive such dividend).

2.   LIQUIDATION, DISSOLUTION OR WINDING-UP

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Shares or to the holders of the Class B Preferred Shares, by reason of their ownership thereof, the Class A Redemption Price (as defined in paragraph 5(c) below) for each Class A Preferred Share then held by such holders. If the amount available for such distribution is insufficient to pay the Class A Redemption Price on all outstanding Class A Preferred Shares, the assets available for distribution shall be distributed among the holders of the Class A Preferred Shares pro rata in accordance with the total number of Class A Preferred Shares held by such holders.

     (b) After the payment of all preferential amounts required to be paid to the holders of the Class A Preferred Shares and any other class or series of shares of the Corporation ranking on liquidation on a parity with or senior to the Class A Preferred Shares, the holders of Class B Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Shares, by reason of their ownership thereof, for each Class B Preferred Share then held by a holder, a sum equal to:

          (i) the Class B Redemption Price (as defined in paragraph 5(c) below); and

                                                                              1C

          (ii) an additional amount equal to the following:

               A. 8% of the holder's subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is less than or equal to $9,999,999; or

               B. 16% of the holder's subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $9,999,999 but less than or equal to $19,999,999; or

               C. 24% of the holder's subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded) if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $19,999,999.

     If the amount available for such distribution is insufficient to pay the Class B Redemption Price (plus any additional amount applicable pursuant to this Section 2) on all outstanding Class B Preferred Shares, the assets available for distribution shall be distributed among the holders of the Class B Preferred Shares pro rata in accordance with the total number of Class B Preferred Shares held by such holders.

(c) After the payment of all preferential amounts required to be paid to the holders of the Class A Preferred Shares and the holders of the Class B Preferred Shares and any other class or series of shares of the Corporation ranking on liquidation senior to the Common Shares, upon the liquidation, dissolution or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its shareholders shall be distributed among the holders of the Class A Preferred Shares and the holders of the Class B Preferred Shares and the holders of the Common Shares and any other class or series of shares entitled to participate in liquidation distributions with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

(d) The amalgamation, merger or consolidation of the Corporation into or with another corporation (where the shareholders of the Corporation are not the majority shareholders of the merged entity), or the sale of all or substantially all the assets of

                                                                              1D

     the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2 unless the prior written consent to such transaction is obtained from the holders of at least two-thirds of the outstanding Class A Preferred Shares and from the holders of at least two-thirds of the outstanding Class B Preferred Shares, voting separately.

(e) In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of Preferred Shares, the cash amount deemed distributed to such holders shall be the cash value of the property, rights or securities distributed to such holders by the Corporation or the acquiring corporation. If the non-cash consideration is publicly traded shares, then the cash value for such consideration shall be the simple average of the closing price (or closing bid price during) in the ten trading days preceding announcement of the distribution. The Board of Directors of the Corporation shall first determine the value of such property, rights or other securities for such purpose, and shall notify all holders of Preferred Shares of such determination. The value of such property, rights or other securities for purposes of the distribution under this paragraph 2(e) shall be the value as determined by the Board of Directors of the Corporation in good faith, unless the holders of a majority of the outstanding Preferred Shares shall object thereto in writing within 15 days after receiving written notice of such value. In the event of such objection, the valuation of such property, rights or other securities for purposes of such distribution shall be determined by an arbitrator selected by the objecting shareholders and the Board of Directors of the Corporation, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the objecting shareholders in accordance with the previous sentence, the valuation of such property, rights or other securities shall be determined by arbitration in which (i) the objecting shareholders shall name one arbitrator, (ii) the Board of Directors of the Corporation shall name a second arbitrator, (iii) the two arbitrators thus selected shall select a third arbitrator, and (iv) the three arbitrators thus selected shall determine the valuation of such property, rights or other securities within 15 days for purposes of such distribution or as soon as practicable thereafter by majority vote. The costs of such arbitration shall be borne by the Corporation or by the holders of the Preferred Shares (on a pro rata basis out of the property, rights or other securities otherwise distributable to them) as follows: (A) if the valuation as determined by the arbitrators is equal to or exceeds the valuation as determined by the Board of Directors of the Corporation, the holders of the Preferred Shares shall pay the costs of the arbitration, and (B) otherwise, the Corporation shall bear the costs of the arbitration.

                                                                              1E


3.   VOTING RIGHTS

Except as otherwise provided herein and except as otherwise required by law, on all matters submitted to a vote of holders of Common Shares, a holder of Preferred Shares shall be entitled to the number of votes which is equal to the number of Common Shares into which such Preferred Shares are then convertible pursuant to Section 4 (Conversion) hereof, and in all ways shall have voting rights and powers equal to the voting rights and powers of the Common Shares, including the right to notice of any shareholders' meeting in accordance given to the holders of Common Shares. Except as otherwise required by law, the Preferred Shares and Common Shares vote together as a single class. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all Common Shares into which Preferred Shares held by each holder could then be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

4.   CONVERSION

The holders of Preferred Shares shall have the following conversion rights (the "Conversion Rights"):

     (a)  RIGHT TO CONVERT.

          (i) OPTIONAL CONVERSION. Each Class A Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into such number of fully paid and non-assessable Common Shares as determined by dividing $0.375 by the Class A Conversion Price (as defined below), in effect at the time of conversion. The price at which Common Shares shall be deliverable upon conversion (the "Class A Conversion Price") shall initially be $0.375. Such Class A Conversion Price shall be subject to adjustment as hereinafter provided. Each Class B Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into such number of fully paid and non-assessable Common Shares as determined by dividing $0.95 by the Class B Conversion Price (as defined below), in effect at the time of conversion. The price at which Common Shares shall be deliverable upon conversion (the "Class B Conversion Price") shall initially be $0.95. Such Class B Conversion Price shall be subject to adjustment as hereinafter provided.

          (ii) AUTOMATIC CONVERSION. Each Preferred Share shall be converted automatically into Common Shares at the then effective Class A Conversion Price or Class B Conversion Price, as the case may be, immediately prior to (A) the completion of a Canadian public offering of Common Shares pursuant to a prospectus or a sale of Common Shares in a public offering registered under the U.S. Securities Act of 1933, as amended, (or the applicable law of such other jurisdiction in which the Corporation goes

                                                                              1F

               public) that results in aggregate net proceeds to the Corporation (defined as aggregate sales price to the public, less expenses and underwriters' discounts) of at least twenty million dollars ($20,000,000) at a price per share which is based on a pre-offering valuation of the Corporation of not less than thirty million dollars ($30,000,000) (a "Qualified Public Offering"); or
               (B) the Corporation acquiring all or substantially all of the assets of any other person or business entity or entering into any consolidation, merger, or other business combination, or transferring all or substantially all of the Corporation's business or assets to any partnership, joint venture or other similar jointly owned business venture, with any other corporation or business entity, or effecting a liquidation, winding up, reorganization or sale or other disposition of the Corporation or of all or substantially all of the assets of the Corporation in a transaction that in any such event either (x) provides the holders of the Preferred Shares with cash proceeds, or securities of a class of shares that is traded on the Toronto Stock Exchange, NASDAQ National Market system or the NYSE or AMEX exchanges (or any other recognized exchange or trading system of approximately equivalent stature) or some combination thereof equal to at least $2.25 per Preferred Share, less the amount of any dividends actually paid by the Corporation per share to the holder of Preferred Shares (if such transaction closes on or prior to July 31, 2002), or $2.625 per Preferred Share less the amount of any dividends actually paid by the Corporation per share to the holder of Preferred Shares (if such transaction closes after July 31, 2002 but on or prior to July 31, 2003) or
               (y) the holders of at least 50% of the aggregate number of outstanding Class A Preferred Shares and the holders of at least 50% of the aggregate number of outstanding Class B Preferred Shares, voting separately, approve at a meeting of shareholders or otherwise in writing both the proposed transaction and the conversion of Preferred Shares to Common Shares. The Corporation shall not pay dividends (regardless of whether such dividends have been accrued or declared) on any Preferred Shares that are automatically converted pursuant to this subsection (ii) above in addition to any dividends that were actually paid to holders of Preferred Shares prior to the automatic conversion.

(b) MECHANICS OF CONVERSION. Except on an automatic conversion under subparagraph 4(a)(ii) above, before any holder of Preferred Shares shall be entitled to convert Preferred Shares into Common Shares, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation and shall give written notice to the Corporation at such office that such holder elects to convert the Preferred Shares and shall state therein the name or names in which such holder wishes the certificate or certificates for Common Shares to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to such holder's nominee or nominees, a certificate or certificates for the number of Common Shares to which such holder shall be entitled as

                                                                              1G


     aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Preferred Shares to be converted, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. If a holder tenders Preferred Shares for conversion in connection with any automatic conversion event described in subparagraph 4(a)(ii) above the conversion may, at the option of the holder tendering Preferred Shares for conversion, be conditioned upon the closing of the relevant transaction, in which event the person(s) entitled to receive the Common Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such transaction.

(c)  ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

     (i) SPECIAL DEFINITIONS. For purposes of this paragraph 4(c), the following definitions shall apply:

          (A) "Additional Common Shares" shall mean all Common Shares issued (or, pursuant to subparagraph 4(c)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than Common Shares issued or issuable:

               (1)  upon conversion of Preferred Shares;

               (2) to officers, directors or employees of, or consultants to, the Corporation, in accordance with a plan approved by the Board of Directors of the Corporation or pursuant to a compensation package for new senior officers of the Corporation which the holders of a majority of the Preferred Shares have agreed to in writing ("Permitted Employee Shares"), subject to adjustment for all reclassifications, subdivisions, combinations or similar recapitalizations of Common Shares;

               (3)  as a dividend or distribution on Preferred Shares; and

               (4) by way of dividend or other distribution on Common Shares which were, when issued, excluded from the definition of Additional Common Shares by the foregoing clauses (1), (2) and (3) or this clause (4).

          (B) "Convertible Securities" shall mean any evidence of indebtedness, and shares (other than Common Shares) or other securities convertible

                                                                              1H

               into or exchangeable for Common Shares, including the Preferred Shares.

          (C) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Shares or Convertible Securities.

          (D) "Original Issue Date" shall mean the date on which a Preferred Share was first issued.

     (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in either the Class A Conversion Price or the Class B Conversion Price shall be made in respect of the issuance of Additional Common Shares unless the Net Cash Consideration (as defined below) per share for an Additional Common Share issued or deemed to be issued by the Corporation is less than the Class A Conversion Price or Class B Conversion Price, as the case may be, in effect on the date of, and immediately prior to such issue for such Preferred Shares. The "Net Cash Consideration" shall mean the cash value of the consideration received by the Corporation (determined pursuant to subparagraph 4(c)(v)) less any commissions payable to third parties with respect to the transaction in which the cash consideration is received.

     (iii) DEEMED ISSUE OF ADDITIONAL COMMON SHARES.

          (A) OPTIONS AND CONVERTIBLE SECURITIES. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum aggregate number (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) of Common Shares issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

                                                                              1I

               Notwithstanding the foregoing, in respect of Preferred Shares Additional Common Shares shall not be deemed to have been issued unless the Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share (determined pursuant to subparagraph 4(c)(v) hereof) of such Additional Common Shares would be less than the Class A Conversion Price or the Class B Conversion Price, as the case may be, in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Common Shares are deemed to be issued:

               (1) no further adjustment in the Class A Conversion Price or the Class B Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Shares pursuant to the exercise of such Options or conversion or exchange of such Convertible Securities;

               (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of Common Shares issuable, upon the exercise, conversion or exchange thereof, the Class A Conversion Price and the Class B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

               (3) upon the expiration or termination of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Class A Conversion Price and the Class B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration or termination, be recomputed as if:

                    A. in the case of Convertible Securities or Options for Common Shares, the only Additional Common Shares issued were the Common Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities

                                                                              1J

                         and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities, whether or not actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                    B. in the case of Options for Convertible Securities, only Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such options, and the consideration received by the Corporation for the Additional Common Shares deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

               (4) for greater certainty, no adjustment pursuant to either clause B. or C. above shall have the effect of increasing the Class A Conversion Price or the Class B Conversion Price which shall continue to be, for the purposes of any recalculation of the number of Additional Common Shares deemed to be issued, the Class A Conversion Price or the Class B Conversion Price, as the case may be, in effect immediately prior to the initial deemed issuance of such Additional Common Shares.

          (B) SHARE DIVIDENDS AND SUBDIVISIONS. If the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision of the outstanding shares of Common Shares into a greater number of shares of Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares), then, and in any such event, Additional Common Shares shall be deemed to have been issued:

               (1) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

                                                                              1K


               (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

(iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL COMMON SHARES.

If the Corporation shall issue Additional Common Shares (including Additional Common Shares deemed to be issued pursuant to subparagraph 4(c)(iii)) for a Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share less than the Class A Conversion Price or the Class B Conversion Price on the date of and immediately prior to such issuance, then, and in such event, the Class A Conversion Price and/or the Class B Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying such conversion price by a fraction, the numerator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue, (2) any Permitted Employee Shares which have not been issued immediately prior to such issue, but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue and (3) the number of Common Shares which the aggregate consideration received by the Corporation for the total number of Additional Common Shares so issued would purchase at such conversion price; and the denominator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue, (2) any Permitted Employee Shares which have not been issued immediately prior to such issue but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue, and (3) the number of such Additional Common Shares so issued; provided that, for the purposes of this subparagraph 4(c)(iv), all Common Shares issuable upon conversion of outstanding Preferred Shares and Convertible Securities and upon the exercise of Options (including the conversion into Common Shares of Convertible Securities issuable upon the exercise of such Options) and all Additional Shares previously deemed issued pursuant to subparagraph 4(c)(iii) (adjusted pursuant to subparagraph 4(c)(iii)(3), if applicable) shall be deemed to be outstanding.

(v) DETERMINATION OF CONSIDERATION. For purposes of this paragraph 4(c), the consideration received by the Corporation for the issue of any Additional Common Shares shall be computed as follows:

     (A)  CASH AND PROPERTY: Such consideration shall:

          (1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding

                                                                              1L

               amounts paid or payable for accrued interest or accrued dividends;

          (2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation (and if the non-cash consideration is public traded company shares, then the price shall be the simple average of the closing price (or closing bid price) in the ten trading days preceding the issue or deemed issue of the Additional Common Shares); and

          (3) if Additional Common Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received in respect of the Additional Common Shares, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors of the Corporation.

     (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Common Shares deemed to have been issued pursuant to subparagraph 4(c)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing:

          (1) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

          (2) the maximum number of shares of Common Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (C) SHARE DIVIDENDS AND SHARE SUBDIVISIONS. Any Additional Common Shares deemed to have been issued pursuant to

                                                                              1M

          subparagraph 4(c)(iii)(B), relating to share dividends and share subdivisions, shall be deemed to have been issued for no consideration.

     (vi) ADJUSTMENTS FOR COMBINATIONS OR CONSOLIDATION OF COMMON SHARES. If the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, the Class A Conversion Price and the Class B Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

    (vii) ADJUSTMENT FOR MERGERS OR REORGANIZATION, ETC. In case of any amalgamation, consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation (which is not, in any such case, deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 2(c)), each Preferred Share shall thereafter, at the option of the holder, be convertible into the number of shares or other securities or property to which a holder of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Corporation and approved in writing or at a meeting of all shareholders of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Preferred Shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Class A Conversion Price and the Class B Conversion Price) shall hereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Preferred Shares.

(d) NO IMPAIRMENT. The Board of Directors of the Corporation will at all times in good faith assist in the carrying out of all the provisions of this
     Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment.

(e) CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Class A Conversion Price or the Class B Conversion Price pursuant to this Section 4, the Corporation, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and, upon written request of any holder of Class A Preferred Shares or Class B Preferred Shares, as the case may be, shall cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to each holder

                                                                              1N

     of Class A Preferred Shares or Class B Preferred Shares, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Shares, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the conversion price applicable to such Preferred Shares in effect at the time, and (iii) the number of Common Shares and the amount, if any, of other property which at the time would be received upon the conversion of such Preferred Shares.

(f) TAXES. The Corporation shall pay any and all issue taxes that may be payable solely in respect of any issue or delivery of shares of Common Shares on conversion of Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion or, for greater certainty, any income tax payable by holders of Preferred Shares.

(g) RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the shares of the Preferred Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

(h) FRACTIONAL SHARES. No fractional share shall be issued upon the conversion of any Preferred Shares. All Common Shares (including fractions thereof ) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a Common Share, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

5.   REDEMPTION

The Preferred Shares may not be redeemed by the Corporation at any time, but the holders may require the Corporation to redeem the Preferred Shares in the following circumstances:

                                                                              1O

(a) OPTIONAL REDEMPTION. Each holder of Class A Preferred Shares may require the Corporation to redeem, (i) after July 31, 2002, up to fifty percent (50%) of the outstanding Class A Preferred Shares then held by such holder, and (ii) after July 31, 2003, all or any portion of the outstanding Class A Preferred Shares then held by such holder. Each holder of Class B Preferred Shares may require the Corporation to redeem, (i) after December 31, 2002, up to fifty percent (50%) of the outstanding Class B Preferred Shares then held by such holder, and (ii) after December 31, 2003, all or any portion of the outstanding Class B Preferred Shares then held by such holder. At least 60 days prior to any redemption of Preferred Shares, each holder of Preferred Shares electing to redeem its Preferred Shares in accordance with this paragraph 5(a) shall give written notice to the Corporation specifying the number of Preferred Shares such holder desires the Corporation to redeem and the date of such redemption (hereinafter referred to as a "Redemption Date").

(b) OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. Each holder of Class A Preferred Shares may require the Corporation to redeem all, but not less than all, of the outstanding Class A Preferred Shares then held by such holder, upon a Change in Control. Similarly, each holder of Class B Preferred Shares may require the Corporation to redeem all, but not less than all, of the outstanding Class B Preferred Shares then held by such holder, upon a Change in Control. A "Change in Control" for purposes of this paragraph 5(b) shall mean any issuance of voting securities by the Corporation or transfer of voting securities by the holder(s) thereof (or combination thereof) to any person or persons acting in concert or a group of affiliated persons, which issuance and/or transfer results in such person or persons or group holding in the aggregate voting securities having the power to cast 50% or more of the votes on any matters submitted from time to time to holders of voting securities of the Corporation or which otherwise provides such persons with the ability to elect a majority of the Board of Directors of the Corporation. Notice of such issuance and/or transfer (the "Control Notice") shall be given to the holders of Preferred Shares by the Corporation within 10 days of the earlier of the Corporation's making such issuance and/or being informed of such transfer. Within 60 days of receiving the Control Notice, each holder of Preferred Shares electing to redeem all of such holder's Class A Preferred Shares and/or Class B Preferred Shares, as the case may be, in accordance with this paragraph 5(b) shall give written notice to the Corporation specifying the number of Preferred Shares held by such holder and the date of such redemption (also, a "Redemption Date").

(c) REDEMPTION PRICE AND PAYMENT. The Class A Preferred Shares to be redeemed on any Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount) equal to $0.375 plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the "Class A Redemption Price"). The Class B Preferred Shares to be redeemed on any Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount) equal to $0.95

                                                                              1P

     plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the Class B Redemption Price").

(d) REDEMPTION MECHANICS. Upon receipt of payment by each holder of Preferred Shares electing to redeem pursuant to paragraphs 5(a) or 5(b) above of the redemption price applicable to such Preferred Shares (the Class A Redemption Price or the Class B Redemption Price, as the case may be), all rights of holders of such redeemed shares shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of Preferred Shares on any Redemption Date are insufficient to redeem the total number of outstanding Preferred Shares as to which redemption is requested, the holders of Preferred Shares requesting redemption shall share rateably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by such holders as to which redemption is requested if all such outstanding shares were redeemed in full. The Preferred Shares not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Preferred Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares as to which redemption had been requested, or such portion thereof for which funds are then legally available, on the basis set forth above, regardless of whether any last date for giving notice pursuant to paragraphs 5(a) or 5(b), as the case may be, has passed.

(e) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any Preferred Shares redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled.

6.   CURRENCY

All references herein to dollar amounts are references to Canadian dollars.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement a l'article 168 et, s'il y a lieu, a article 170 de la Loi sur les compagnies.



6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les administrateurs (le cas echeant) de la compagnie ont approuve la reesolution autorisant la modification

                                25 January 1999
     ---------------------------------------------------------------------------
                               (Day, Month, Year)
                               (jour, mois, annee)


     These articles are signed in duplicate.

     Les presents status sont signes en double exemplaire.


                            DELANO TECHNOLOGY CORPORATION
     ---------------------------------------------------------------------------
                                (Name of Corporation)
                       (Denomination social de la compagnie)


     By/Par:           (Signed)                          Secretary
     ---------------------------------------------------------------------------
                      (Signature)                 (Description of Office)
                      (Signature)                       (Fonction)

For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                             1294608

        Ministry of            Ministere de
[LOGO]  Consumer and           la Consommation
        Commercial Relations   et du Commerce

CERTIFICATE                    CERTIFICAT

This is to certify that these  Ceci certifie que las presents
articles are effective on      status entrant en vigueur le

                     JUNE 24 JUIN, 1999
-------------------------------------------------------------
                           (Signed)
                     Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

                                                                     TRANS
                                                                     CODE

                                                                       C
                                                                       18

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

                        Form 3 Business Corporations Act
                    Formule numero 3 Loi sur les compagnies

1.   The present name of the corporation is:

     Denomination sociale actuelle de la compagnie:

     DELANO TECHNOLOGY CORPORATION

2.   The name of the corporation is changed to (if applicable):

     Nouvelle denomination sociale de la compagnie (s'il y a lieu):

     N/A

3.   Date of incorporation/amalgamation:

     Date de la constitution ou de la fusion:

                                     7 May 1998
     ---------------------------------------------------------------------------
                                 (Day, Month, Year)
                                 (jour, mois, annee)

4.   The articles of the corporation are amended as follows:

     Les statuts de la compagnie sont modifies de la facon suivante:

     (a)  to create an unlimited number of Class C Preferred Shares;

     (b) to delete the rights, privileges, restrictions and conditions attaching to the Common Shares and Preferred Shares of the Corporation and substitute therefor the rights, privileges, restrictions and conditions as set out in Exhibit A attached hereto;

     (c) to remove the following from paragraph 8 of the Articles of the Corporation;

          "The shares of the Corporation shall not be transferred without the approval of the board of directors of the Corporation to be evidenced by a resolution of the board."

     (d) to remove the following from paragraph 9 of the Articles of the Corporation;

          "1. The number of shareholders of the Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

          2. Any invitation to the public to subscribe for shares or other securities of the Corporation shall be prohibited."

                                                                              1A



                          DELANO TECHNOLOGY CORPORATION


                              ARTICLES OF AMENDMENT


                                    EXHIBIT A

COMMON SHARES

1.   VOTING RIGHTS

Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of holders of Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by such holder.

2.   DIVIDENDS

The Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Board of Directors of the Corporation.

3.   LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, the assets and funds of the Corporation available for distribution to shareholders shall be distributed among the holders of the Common Shares, the holders of the Class A Preferred Shares the holders of the Class B Preferred Shares, the holders of the Class C Preferred Shares and any other class or series of shares entitled to participate in a liquidation distribution with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Class A Preferred Shares, Class B Preferred Shares and Class C Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

PREFERRED SHARES

1.   DIVIDENDS ON PREFERRED SHARES

The Class A Preferred Shares, the Class B Preferred Shares and the Class C Preferred Shares (collectively, the "Preferred Shares") shall participate equally with respect to dividends and for greater certainty, all dividends which the directors may declare in any fiscal year of the Corporation on the Class A Preferred Shares, the Class B Preferred Shares and the Class C Preferred Shares shall be

                                                                              1B


declared and paid in equal or equivalent amounts per share on the Class A Preferred Shares, the Class B Preferred Shares and the Class C Preferred Shares at the time outstanding without preference or priority.

Holders of outstanding Class A Preferred Shares shall be entitled to receive, in any fiscal year, annually or when otherwise as declared by the Board of Directors of the Corporation and to the extent permitted under the Business Corporations Act (Ontario), dividends in cash at the rate of $0.03 per share per annum plus an amount per share equal to 8% per annum of the accrued and unpaid dividends thereon (providing for an 8% cumulative compounding return), which shall accrue as provided herein, before any dividend is paid on the Common Shares. Such dividends shall accrue on outstanding Class A Preferred Shares cumulatively, commencing on the date of the original issuance thereof, on a daily basis. Except to the extent otherwise permitted by these Articles, dividends or distributions may be declared and paid upon Common Shares in any fiscal year of the Corporation only if all accrued dividends shall have been paid on all Class A Preferred Shares in accordance with this section. If, after payment of such dividends to holders of the Preferred Shares, dividends are paid to holders of Common Shares, the holders of outstanding Preferred Shares shall be entitled to receive, out of any assets at the time legally available therefor, additional dividends per share equal to the per share dividends paid to holders of Common Shares (treating each Preferred Share as being equal to the number of Common Shares into which each such Preferred Share could be converted pursuant to Section 4 (Conversion) hereof, with such number determined as of the record date for the determination of holders of Common Shares entitled to receive such dividend).

2.   LIQUIDATION, DISSOLUTION OR WINDING-UP

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Shares or to the holders of the Class B Preferred Shares or the Class C Preferred Shares, by reason of their ownership thereof, the Class A Redemption Price (as defined in paragraph 5(c) below) for each Class A Preferred Share then held by such holders. If the amount available for such distribution is insufficient to pay the Class A Redemption Price on all outstanding Class A Preferred Shares, the assets available for distribution shall be distributed among the holders of the Class A Preferred Shares pro rata in accordance with the total number of Class A Preferred Shares held by such holders.

     (b) After the payment of all preferential amounts required to be paid to the holders of the Class A Preferred Shares and any other class or series of shares of the Corporation ranking on liquidation on a parity with or senior to the Class A Preferred Shares, the holders of Class B Preferred Shares and the holders of Class C Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Shares, by reason of their ownership thereof, for each Class B Preferred Share and Class C Preferred Share then held by a holder, a sum equal to:

                                                                              1C

     FOR HOLDERS OF CLASS B PREFERRED SHARES:

     (i)  the Class B Redemption Price (as defined in paragraph 5(c) below); and

     (ii) an additional amount equal to the following:

          (A) 8% of the holders subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is less than or equal to $9,999,999; or

          (B) 16% of the holders subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $9,999,999 but less than or equal to $19,999,999; or

          (C) 24% of the holders subscription price for the Class B Preferred Share, per annum since the date of issuance (non-compounded) if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $19,999,999.


     FOR HOLDERS OF CLASS C PREFERRED SHARES:

     (i)  the Class C Redemption Price (as defined in paragraph 5(c) below); and

     (ii) an additional amount equal to the following:

          (A) 8% of the holders subscription price for the Class C Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is less than or equal to $9,999,999; or

          (B) 16% of the holders subscription price for the Class C Preferred Share, per annum since the date of issuance (non-compounded), if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $9,999,999 but less than or equal to $19,999,999; or

                                                                              1D


          (C) 24% of the holders subscription price for the Class C Preferred Share, per annum since the date of issuance (non-compounded) if the aggregate value of all assets available for distribution to the holders of the Corporation (prior to making any payments pursuant to this Section 2) is greater than $19,999,999.

     If the amount available for such distribution is insufficient to pay the Class B Redemption Price and the Class C Redemption Price (plus any additional amount applicable pursuant to this Section 2) on all outstanding Class B Preferred Shares and Class C Preferred Shares, the assets available for distribution shall be distributed among the holders of the Class B Preferred Shares and the holders of the Class C Preferred Shares pro rata based on the number of Common Shares into which each Class B Preferred Share and Class C Preferred Share could be converted pursuant to Section 4 (conversion) hereof.

(c) After the payment of all preferential amounts required to be paid to the holders of the Class A Preferred Shares, the holders of the Class B Preferred Shares and the holders of the Class C Preferred Shares and any other class or series of shares of the Corporation ranking on liquidation senior to the Common Shares, upon the liquidation, dissolution or winding up of the Corporation, the remaining assets and funds of the Corporation available for distribution to its shareholders shall be distributed among the holders of the Class A Preferred Shares, the holders of the Class B Preferred Shares, the holders of the Class C Preferred Shares and the holders of the Common Shares and any other class or series of shares entitled to participate in liquidation distributions with the holders of Common Shares, pro rata based on the number of Common Shares held by each holder (assuming conversion into Common Shares of all Preferred Shares) and any other participating outstanding series or class of shares convertible into Common Shares.

(d) The amalgamation, merger or consolidation of the Corporation into or with another corporation (where the shareholders of the Corporation are not the majority shareholders of the merged entity), or the sale of all or substantially all the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2 unless the prior written consent to such transaction is obtained from the holders of at least two-thirds of the outstanding Class A Preferred Shares, from the holders of at least two-thirds of the outstanding Class B Preferred Shares and from the holders of at least two thirds of the outstanding Class C Preferred Shares, voting separately.

(e) In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of Preferred Shares, the cash amount deemed distributed to such holders shall be the cash value of the property, rights or securities distributed to such holders by the Corporation or

                                                                              1E

     the acquiring corporation. If the non-cash consideration is publicly traded shares, then the cash value for such consideration shall be the simple average of the closing price (or closing bid price during) in the ten trading days preceding announcement of the distribution. The Board of Directors of the Corporation shall first determine the value of such property, rights or other securities for such purpose, and shall notify all holders of Preferred Shares of such determination. The value of such property, rights or other securities for purposes of the distribution under this paragraph 2(e) shall be the value as determined by the Board of Directors of the Corporation in good faith, unless the holders of a majority of the outstanding Preferred Shares shall object thereto in writing within 15 days after receiving written notice of such value. In the event of such objection, the valuation of such property, rights or other securities for purposes of such distribution shall be determined by an arbitrator selected by the objecting shareholders and the Board of Directors of the Corporation, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the objecting shareholders in accordance with the previous sentence, the valuation of such property, rights or other securities shall be determined by arbitration in which (i) the objecting shareholders shall name one arbitrator, (ii) the Board of Directors of the Corporation shall name a second arbitrator, (iii) the two arbitrators thus selected shall select a third arbitrator, and (iv) the three arbitrators thus selected shall determine the valuation of such property, rights or other securities within 15 days for purposes of such distribution or as soon as practicable thereafter by majority vote. The costs of such arbitration shall be borne by the Corporation or by the holders of the Preferred Shares (on a pro rata basis out of the property, rights or other securities otherwise distributable to them) as follows: (A) if the valuation as determined by the arbitrators is equal to or exceeds the valuation as determined by the Board of Directors of the Corporation, the holders of the Preferred Shares shall pay the costs of the arbitration, and (B) otherwise, the Corporation shall bear the costs of the arbitration.

3.   VOTING RIGHTS

Except as otherwise provided herein and except as otherwise required by law, on all matters submitted to a vote of holders of Common Shares, a holder of Preferred Shares shall be entitled to the number of votes which is equal to the number of Common Shares into which such Preferred Shares are then convertible pursuant to Section 4 (Conversion) hereof, and in all ways shall have voting rights and powers equal to the voting rights and powers of the Common Shares, including the right to notice of any shareholders' meeting in accordance given to the holders of Common Shares. Except as otherwise required by law, the Preferred Shares and Common Shares vote together as a single class. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all Common Shares into which Preferred Shares

                                                                              1F


held by each holder could then be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

4.   CONVERSION

The holders of Preferred Shares shall have the following conversion rights (the "Conversion Rights"):

     (a)  RIGHT TO CONVERT.

          (i) OPTIONAL CONVERSION. Each Class A Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into such number of fully paid and non-assessable Common Shares as determined by dividing $0.375 by the Class A Conversion Price (as defined below), in effect at the time of conversion. The price at which Common Shares shall be deliverable upon conversion (the "Class A Conversion Price") shall initially be $0.375. Such Class A Conversion Price shall be subject to adjustment as hereinafter provided. Each Class B Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into such number of fully paid and non-assessable Common Shares as determined by dividing $0.95 by the Class B Conversion Price (as defined below), in effect at the time of conversion. The price at which Common Shares shall be deliverable upon conversion (the "Class B Conversion Price") shall initially be $0.95. Such Class B Conversion Price shall be subject to adjustment as hereinafter provided. Each Class C Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into one Common Share and the number of Common Shares received upon the conversion of Class C Preferred Shares shall not be subject to adjustment at any time including, without limitation, pursuant to the provisions of paragraph 4(c).

          (ii) AUTOMATIC CONVERSION. Each Preferred Share shall be converted automatically into Common Shares (for the Class A Preferred Shares and the Class B Preferred Shares, at the then effective Class A Conversion Price or Class B Conversion Price, as the case may be) immediately prior to (A) the completion of a Canadian public offering of Common Shares pursuant to a prospectus or a sale of Common Shares in a public offering registered under the U.S. Securities Act of 1933, as amended, (or the applicable law of such other jurisdiction in which the Corporation goes public) that results in aggregate net proceeds to the Corporation (defined as aggregate sales price to the public, less expenses and underwriters' discounts) of at least twenty million dollars ($20,000,000) at a price per share which is based on a pre-offering valuation of the Corporation of not less than thirty million dollars ($30,000,000) (a "Qualified Public Offering"); or
               (B) the Corporation acquiring all or substantially all of the assets of any other person or business

                                                                              1G


               entity or entering into any consolidation, merger, or other business combination, or transferring all or substantially all of the Corporation's business or assets to any partnership, joint venture or other similar jointly owned business venture, with any other corporation or business entity, or effecting a liquidation, winding up, reorganization or sale or other disposition of the Corporation or of all or substantially all of the assets of the Corporation in a transaction that in any such event either (x) provides the holders of the Preferred Shares with cash proceeds, or securities of a class of shares that is traded on the Toronto Stock Exchange, NASDAQ National Market system or the NYSE or AMEX exchanges (or any other recognized exchange or trading system of approximately equivalent stature) or some combination thereof equal to at least $2.25 per Preferred Share, less the amount of any dividends actually paid by the Corporation per share to the holder of Preferred Shares (if such transaction closes on or prior to July 31, 2002), or $2.625 per Preferred Share less the amount of any dividends actually paid by the Corporation per share to the holder of Preferred Shares (if such transaction closes after July 31, 2002 but on or prior to July 31, 2003) or
               (y) the holders of at least 50% of the aggregate number of outstanding Class A Preferred Shares, the holders of at least 50% of the aggregate number of outstanding Class B Preferred Shares and the holders of at least 50% of the aggregate number of outstanding Class C Preferred Shares, voting separately, approve at a meeting of shareholders or otherwise in writing both the proposed transaction and the conversion of Preferred Shares to Common Shares. The Corporation shall not pay dividends (regardless of whether such dividends have been accrued or declared) on any Preferred Shares that are automatically converted pursuant to this subsection (ii) above in addition to any dividends that were actually paid to holders of Preferred Shares prior to the automatic conversion.

(b) MECHANICS OF CONVERSION. Except on an automatic conversion under subparagraph 4(a)(ii) above, before any holder of Preferred Shares shall be entitled to convert Preferred Shares into Common Shares, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation and shall give written notice to the Corporation at such office that such holder elects to convert the Preferred Shares and shall state therein the name or names in which such holder wishes the certificate or certificates for Common Shares to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to such holder's nominee or nominees, a certificate or certificates for the number of Common Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Preferred Shares to be converted, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. If a holder tenders Preferred Shares for conversion in

                                                                              1H

     connection with any automatic conversion event described in subparagraph 4(a)(ii) above the conversion may, at the option of the holder tendering Preferred Shares for conversion, be conditioned upon the closing of the relevant transaction, in which event the person(s) entitled to receive the Common Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such transaction.

(c)  ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

     (i) SPECIAL DEFINITIONS. For purposes of this paragraph 4(c), the following definitions shall apply:

          (A) "Additional Common Shares" shall mean all Common Shares issued (or, pursuant to subparagraph 4(c)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than Common Shares issued or issuable:

               (1)  upon conversion of Preferred Shares;

               (2) to officers, directors or employees of, or consultants to, the Corporation, in accordance with a plan approved by the Board of Directors of the Corporation or pursuant to a compensation package for new senior officers of the Corporation which the holders of a majority of the Preferred Shares have agreed to in writing ("Permitted Employee Shares"), subject to adjustment for all reclassifications, subdivisions, combinations or similar recapitalizations of Common Shares;

               (3)  as a dividend or distribution on Preferred Shares; and

               (4) by way of dividend or other distribution on Common Shares which were, when issued, excluded from the definition of Additional Common Shares by the foregoing clauses (1), (2) and (3) or this clause (4).

          (B) "Convertible Securities" shall mean any evidence of indebtedness, and shares (other than Common Shares) or other securities convertible into or exchangeable for Common Shares, including the Preferred Shares.

          (C) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Shares or Convertible Securities.

                                                                              1I


          (D) "Original Issue Date" shall mean the date on which a Preferred Share was first issued.

     (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in either the Class A Conversion Price or the Class B Conversion Price shall be made in respect of the issuance of Additional Common Shares unless the Net Cash Consideration (as defined below) per share for an Additional Common Share issued or deemed to be issued by the Corporation is less than the Class A Conversion Price or Class B Conversion Price, as the case may be, in effect on the date of, and immediately prior to such issue for such Preferred Shares. The "Net Cash Consideration" shall mean the cash value of the consideration received by the Corporation (determined pursuant to subparagraph 4(c)(v)) less any commissions payable to third parties with respect to the transaction in which the cash consideration is received.

    (iii) DEEMED ISSUE OF ADDITIONAL COMMON SHARES.

          (A) OPTIONS AND CONVERTIBLE SECURITIES. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum aggregate number (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) of Common Shares issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

               Notwithstanding the foregoing, in respect of Preferred Shares Additional Common Shares shall not be deemed to have been issued unless the Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share (determined pursuant to subparagraph 4(c)(v) hereof) of such Additional Common Shares would be less than the Class A Conversion Price or the Class B Conversion Price, as the case may be, in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Common Shares are deemed to be issued:

               (1) no further adjustment in the Class A Conversion Price or the Class B Conversion Price shall be made upon the subsequent

                                                                              1J

                    issue of Convertible Securities or Common Shares pursuant to the exercise of such Options or conversion or exchange of such Convertible Securities;

               (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of Common Shares issuable, upon the exercise, conversion or exchange thereof, the Class A Conversion Price and the Class B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

               (3) upon the expiration or termination of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Class A Conversion Price and the Class B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration or termination, be recomputed as if:

                    A. in the case of Convertible Securities or Options for Common Shares, the only Additional Common Shares issued were the Common Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities, whether or not actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                    B. in the case of Options for Convertible Securities, only Convertible Securities, if any, actually issued upon the

                                                                              1K


                         exercise thereof were issued at the time of issue of such options, and the consideration received by the Corporation for the Additional Common Shares deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

               (4) for greater certainty, no adjustment pursuant to either clause B. or C. above shall have the effect of increasing the Class A Conversion Price or the Class B Conversion Price which shall continue to be, for the purposes of any recalculation of the number of Additional Common Shares deemed to be issued, the Class A Conversion Price or the Class B Conversion Price, as the case may be, in effect immediately prior to the initial deemed issuance of such Additional Common Shares.

          (B) SHARE DIVIDENDS AND SUBDIVISIONS. If the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision of the outstanding shares of Common Shares into a greater number of shares of Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares), then, and in any such event, Additional Common Shares shall be deemed to have been issued:

               (1) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

               (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

     (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL COMMON SHARES.

     If the Corporation shall issue Additional Common Shares (including Additional Common Shares deemed to be issued pursuant to subparagraph 4(c)(iii)) for a Net Cash Consideration (as defined in subparagraph 4(c)(ii)) per share less than the Class A Conversion Price or the Class B Conversion Price on the date of and immediately

                                                                              1L

     prior to such issuance, then, and in such event, the Class A Conversion Price and/or the Class B Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying such conversion price by a fraction, the numerator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue, (2) any Permitted Employee Shares which have not been issued immediately prior to such issue, but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue and
     (3) the number of Common Shares which the aggregate consideration received by the Corporation for the total number of Additional Common Shares so issued would purchase at such conversion price; and the denominator of which shall be the sum of (1) the number of Common Shares outstanding immediately prior to such issue, (2) any Permitted Employee Shares which have not been issued immediately prior to such issue but are then issuable pursuant to options which have been granted, and which have an exercise price below the price of such issue, and (3) the number of such Additional Common Shares so issued; provided that, for the purposes of this subparagraph 4(c)(iv), all Common Shares issuable upon conversion of outstanding Preferred Shares and Convertible Securities and upon the exercise of Options (including the conversion into Common Shares of Convertible Securities issuable upon the exercise of such Options) and all Additional Shares previously deemed issued pursuant to subparagraph 4(c)(iii) (adjusted pursuant to subparagraph 4(c)(iii)(3), if applicable) shall be deemed to be outstanding.

     (v) DETERMINATION OF CONSIDERATION. For purposes of this paragraph 4(c), the consideration received by the Corporation for the issue of any Additional Common Shares shall be computed as follows:

          (A)  CASH AND PROPERTY: Such consideration shall:

               (1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

               (2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation (and if the non-cash consideration is public traded company shares, then the price shall be the simple average of the closing price (or closing bid price) in the ten trading days preceding the issue or deemed issue of the Additional Common Shares); and

                                                                              1M



               (3) if Additional Common Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received in respect of the Additional Common Shares, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors of the Corporation.

          (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Common Shares deemed to have been issued pursuant to subparagraph 4(c)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing:

               (1) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (2) the maximum number of shares of Common Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (C) SHARE DIVIDENDS AND SHARE SUBDIVISIONS. Any Additional Common Shares deemed to have been issued pursuant to subparagraph 4(c)(iii)(B), relating to share dividends and share subdivisions, shall be deemed to have been issued for no consideration.

     (vi) ADJUSTMENTS FOR COMBINATIONS OR CONSOLIDATION OF COMMON SHARES. If the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, the Class A Conversion Price and the Class B Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                                                                              1N


    (vii) ADJUSTMENT FOR MERGERS OR REORGANIZATION, ETC. In case of any amalgamation, consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation (which is not, in any such case, deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 2(c)), each Preferred Share shall thereafter, at the option of the holder, be convertible into the number of shares or other securities or property to which a holder of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Preferred Shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Class A Conversion Price and the Class B Conversion Price) shall hereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Preferred Shares.

(d) NO IMPAIRMENT. The Board of Directors of the Corporation will at all times in good faith assist in the carrying out of all the provisions of this
     Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment.

(e) CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Class A Conversion Price or the Class B Conversion Price pursuant to this Section 4, the Corporation, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and, upon written request of any holder of Class A Preferred Shares or Class B Preferred Shares, as the case may be, shall cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to each holder of Class A Preferred Shares or Class B Preferred Shares, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class B Preferred Shares or Class C Preferred Shares, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the conversion price applicable to such Class B Preferred Shares and Class C Preferred Shares in effect at the time, and (iii) the number of Common Shares and the amount, if any, of other property which at the time would be received upon the conversion of such Class B Preferred Shares and Class C Preferred Shares.

(f) TAXES. The Corporation shall pay any and all issue taxes that may be payable solely in respect of any issue or delivery of shares of Common Shares on conversion of

                                                                              1O

     Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion or, for greater certainty, any income tax payable by holders of Preferred Shares.

(g) RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the shares of the Preferred Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

(h) FRACTIONAL SHARES. No fractional share shall be issued upon the conversion of any Preferred Shares. All Common Shares (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a Common Share, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

5.   REDEMPTION

The Preferred Shares may not be redeemed by the Corporation at any time, but the holders may require the Corporation to redeem the Preferred Shares in the following circumstances:

(a) OPTIONAL REDEMPTION. Each holder of Class A Preferred Shares may require the Corporation to redeem, (i) after July 31, 2002 up to fifty percent (50%) of the outstanding Class A Preferred Shares then held by such holder, and (ii) after July 31, 2003, all or any portion of the outstanding Class A Preferred Shares then held by such holder. Each holder of Class B Preferred Shares may require the Corporation to redeem, (i) after December 31, 2002, up to fifty percent (50%) of the outstanding Class B Preferred Shares then held by such holder, and (ii) after December 31, 2003, all or any portion of the outstanding Class B Preferred Shares then held by such holder. Each holder of Class C Preferred Shares may require the Corporation to redeem,
     (i) after June 22, 2003, up to fifty percent (50%) of the outstanding Class C Preferred Shares then held by such holder, and (ii) after June 22, 2004, all or any portion of the outstanding Class C Preferred Shares then held by such holder. At least 60 days prior to any redemption of Preferred Shares, each holder of Preferred Shares

                                                                              1P

     electing to redeem its Preferred Shares in accordance with this paragraph 5(a) shall give written notice to the Corporation specifying the number of Preferred Shares such holder desires the Corporation to redeem and the date of such redemption (hereinafter referred to as a "Redemption Date").

(b) OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. Each holder of Class A Preferred Shares may require the Corporation to redeem all, but not less than all, of the outstanding Class A Preferred Shares then held by such holder, upon a Change in Control. Similarly, each holder of Class B Preferred Shares and Class C Preferred Shares may require the Corporation to redeem all, but not less than all, of the outstanding Class B Preferred Shares and Class C Preferred Shares then held by such holder, upon a Change in Control. A "Change in Control" for purposes of this paragraph 5(b) shall mean any issuance of voting securities by the Corporation or transfer of voting securities by the holder(s) thereof (or combination thereof) to any person or persons acting in concert or a group of affiliated persons, which issuance and/or transfer results in such person or persons or group holding in the aggregate voting securities having the power to cast 50% or more of the votes on any matters submitted from time to time to holders of voting securities of the Corporation or which otherwise provides such persons with the ability to elect a majority of the Board of Directors of the Corporation. Notice of such issuance and/or transfer (the "Control Notice") shall be given to the holders of Preferred Shares by the Corporation within 10 days of the earlier of the Corporation's making such issuance and/or being informed of such transfer. Within 60 days of receiving the Control Notice, each holder of Preferred Shares electing to redeem all of such holders Class A Preferred Shares and/or Class B Preferred Shares, as the case may be, in accordance with this paragraph 5(b) shall give written notice to the Corporation specifying the number of Preferred Shares held by such holder and the date of such redemption (also, a "Redemption Date").

(c) REDEMPTION PRICE AND PAYMENT. The Class A Preferred Shares to be redeemed on any Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount equal to $0.375 plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the "Class A Redemption Price"). The Class B Preferred Shares to be redeemed on any Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount equal to $0.95 plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the "Class B Redemption Price"). The Class C Preferred Shares to be redeemed on any Redemption Date pursuant to paragraphs 5(a) or 5(b) above shall be redeemed by paying for each share in cash an amount equal to $0.95 plus all accrued but unpaid dividends thereon up to and including the date the redemption price is received by the holder (the "Class C Redemption Price").

                                                                              1Q


(d) REDEMPTION MECHANICS. Upon receipt of payment by each holder of Preferred Shares electing to redeem pursuant to paragraphs 5(a) or 5(b) above of the redemption price applicable to such Preferred Shares (the Class A Redemption Price, the Class B Redemption Price or the Class C Redemption Price, as the case may be), all rights of holders of such redeemed shares shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of Preferred Shares on any Redemption Date are insufficient to redeem the total number of outstanding Preferred Shares as to which redemption is requested, the holders of Preferred Shares requesting redemption shall share rateably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by such holders as to which redemption is requested if all such outstanding shares were redeemed in full. The Preferred Shares not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Preferred Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares as to which redemption had been requested, or such portion thereof for which funds are then legally available, on the basis set forth above, regardless of whether any last date for giving notice pursuant to paragraphs 5(a) or 5(b), as the case may be, has passed.

(e) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any Preferred Shares redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled.

6.   CURRENCY

All references herein to dollar amounts are references to Canadian dollars.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement a l'article 168 et, s'il y a lieu, a article 170 de la Loi sur les compagnies.



6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les adminstrateurs (le cas echeant) de la compagnie ont approuve la resolution autorisant la modification

                                 June 24, 1999
     ---------------------------------------------------------------------------
                               (Day, Month, Year)
                               (jour, mois, annee)


     These articles are signed in duplicate.

     Les presents status sont signes en double exemplaire.


                            DELANO TECHNOLOGY CORPORATION
     ---------------------------------------------------------------------------
                                (Name of Corporation)
                       (Denomination social de la compagnie)


     By/Par:           (Signed)                          Secretary
     ---------------------------------------------------------------------------
                      (Signature)                 (Description of Office)
                      (Signature)                       (Fonction)

For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                             1294608

        Ministry of            Ministere de
[LOGO]  Consumer and           la Consommation
        Commercial Relations   et du Commerce

CERTIFICATE                    CERTIFICAT

This is to certify that these  Ceci certifie que las presents
articles are effective on      status entrant en vigueur le

                  DECEMBER 21 DECEMBRE, 1999
-------------------------------------------------------------
                           (Signed)
                     Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

                                                                     TRANS
                                                                     CODE

                                                                       C
                                                                       18

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

                        Form 3 Business Corporations Act
                    Formule numero 3 Loi sur les compagnies

1.   The present name of the corporation is:

     Denomination sociale actuelle de la compagnie:

     DELANO TECHNOLOGY CORPORATION

2.   The name of the corporation is changed to (if applicable):

     Nouvelle denomination sociale de la compagnie (s'il y a lieu):

     N/A

3.   Date of incorporation/amalgamation:

     Date de la constitution ou de la fusion:

                                     7 May 1998
     ---------------------------------------------------------------------------
                                 (Day, Month, Year)
                                 (jour, mois, annee)

4.   The articles of the corporation are amended as follows:

     Les statuts de la compagnie sont modifies de la facon suivante:

     (a) to change the designation of the Class A Preferred Shares of the Corporation to Class A Special Shares;

     (b) to change the designation of the Class B Preferred Shares of the Corporation to Class B Special Shares;

     (c) to change the designation of the Class C Preferred Shares of the Corporation to Class C Special Shares;

     (d) to delete the words "Preferred Shares" throughout the rights, privileges, restrictions and conditions attached to the Class A Special Shares, the Class B Special Shares and the Class C Special Shares and to replace them with the words "Special Shares"; and

     (e) to create an unlimited number of Preferred Shares, issuable in series, and to provide that the rights, privileges, restrictions and conditions attaching to the Preference Shares, issuable in series, shall be as set out in the attached Schedule A.

                                                                              1A


                                   SCHEDULE A

PREFERENCE SHARES.

The Preference Shares, as a class, shall have the following rights, privileges, restrictions and conditions:

1. One or more series - The Preference Shares may from time to time be issued in one or more series;

2. Terms of each series - Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Business Corporations Act (Ontario), the directors may fix from time to time before such issue the number of shares that is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the issue price per share, the rate or amount of any dividends or the method of calculating any dividends, the dates of payment thereof, any redemption, purchase and/or conversion prices and terms and conditions of any redemption, purchase and/or conversion, and any sinking fund or other provisions;

3. Ranking of Preference Shares - The Preference Shares of each series shall, with respect to the payment of any dividends and any distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preference Shares of every other series and be entitled to a preference over the Common Shares, the Special Shares and over any other shares of the Corporation ranking junior to the Preference Shares. The Preference Shares of any series may also be given such other preferences, not inconsistent with these articles, over the Common Shares, the Special Shares and any other shares of the Corporation ranking junior to such Preference Shares as may be fixed in accordance with section 2;

4. Cumulative Dividends and Payments on the Return of Capital - If any cumulative dividends, whether or not declared, or any amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, in respect of a series of Preference Shares are not paid in full, the shares of such series of Preference Shares shall participate rateably with the shares of all other series of Preference Shares in respect of, all accumulated cumulative dividends, whether or not declared, or all amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, as the case may be.

5. Conversion into Common Shares - The Preference Shares of any series may be made convertible into Common Shares;

6. Voting - Subject to the provisions of the Business Corporations Act (Ontario), and section 7 below, the Preference Shares shall have no voting rights as a class;

                                                                              1B

7. Variation of rights - The provisions attaching to the Preference Shares as a class may be amended or repealed at any time with such approval as may then be required by law to be given by the holders of the Preference Shares as a class.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement a l'article 168 et, s'il y a lieu, a article 170 de la Loi sur les compagnies.



6. The solution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les adminstrateurs (le cas echeant) de la compagnie ont approuve la resolution autorisant la modification

                                13 December 1999
     ---------------------------------------------------------------------------
                               (Day, Month, Year)
                               (jour, mois, annee)


     These articles are signed in duplicate.

     Les presents status sont signes en double exemplaire.


                            DELANO TECHNOLOGY CORPORATION
     ---------------------------------------------------------------------------
                                (Name of Corporation)
                       (Denomination social de la compagnie)


     By/Par:           (Signed)                          Secretary
     ---------------------------------------------------------------------------
                      (Signature)                 (Description of Office)
                      (Signature)                       (Fonction)